UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 15, 2004


                                VitalWorks Inc.
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            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                  000-25311             59-2248411
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)


239 Ethan Allen Highway, Ridgefield, CT                        06877
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(Address of Principal Executive Offices)                    (Zip Code)


  Registrant's telephone number, including area code:           (203) 894-1300
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 15, 2004, VitalWorks Inc. (the "Company") and Cerner Corporation ("Cerner") entered into an Asset Purchase Agreement (the "Purchase Agreement") pursuant to which the Company has agreed to sell and Cerner has agreed to acquire and assume substantially all of the assets and liabilities of the Company's Medical Division (the "Division") together with certain other assets, liabilities, properties and rights of the Company relating to its anesthesiology business.
Under the terms of the Purchase Agreement, (a) Cerner will pay the Company $100 million in cash, subject to a post-closing adjustment based on the Company's net working capital as of the closing date, and (b) Cerner will assume specified liabilities of the Division and the anesthesiology business and certain obligations under assigned contracts and intellectual property. The closing of the transaction is subject to the expiration or early termination of the waiting period provided for in the Hart-Scott-Rodino Antitrust Improvements Act and satisfaction of certain other customary closing conditions. The closing is expected to be consummated during the first quarter of 2005.


A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.


Item 7.01.  Regulation FD Disclosure.

The Company issued a press release on November 16, 2004, announcing that the parties had entered into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits:

            10.1 Asset Purchase Agreement, dated as of November 15, 2004, between VitalWorks Inc. and Cerner Corporation *

            99.1 Press Release dated November 16, 2004

            * Certain schedules to the Purchase Agreement have been omitted. Any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 17, 2004          VITALWORKS INC.



                                  By:   /s/ Stephen Hicks
                                     --------------------------------------
                                     Name:  Stephen Hicks
                                     Title: Vice President and General Counsel

                                  EXHIBIT INDEX
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    EXHIBIT NUMBER                            DESCRIPTION
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         10.1           Asset Purchase Agreement, dated as of November 15,
                        2004, between VitalWorks Inc. and Cerner Corporation

         99.1           Press Release, dated November 16, 2004